THE GABELLI MATHERS FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2002

[PICTURE OF HENRY G. VAN DER EB OMITTED]
                                                        HENRY G. VAN DER EB, CFA

TO OUR SHAREHOLDERS,

The secular bear market, which started on March 24, 2000 for the S&P 500 Index, ripped through the third quarter of 2002 as fears of a double dip recession and U.S.-led military action against Iraq eroded investor and consumer confidence. Near panic selling in July preceded a brief August rally, followed by a new wave of intense selling that ended on October 9th with the S&P 500 closing at a 5-1/2 year low, down 45.6% from its bubble top, and down 17.3% for the quarter. New lows for major stock indices are likely ahead when upcoming economic and earnings reports prove disappointing.

BEHIND THE CURVE

The U.S. Federal Reserve, in belated recognition of decelerating economic growth, aggressively reduced the Federal funds interest rate by 1/2 percentage point to 1-1/4% on November 6th in an effort to revive the economy and to restrain growing deflationary forces. The Fed's large rate cut and optimistic press statement were intended to boost gloomy investor, consumer, and business sentiment, and to lift economic uncertainty. However, after a brief stock rally, the financial markets became skeptical of the Fed's ability to stimulate the economy with lower interest rates. Stocks then slid as U.S. Treasury yields fell, reflecting expectations of a weaker economy and lower profits.

[GRAPHICS OMITTED]
EDGAR DESCRIPTION OF CHARTS
     U.S. & EUROPEAN STOCKS TRACKING JAPANESE DEFLATIONARY RECESSION ANALOG
The Gabelli Mathers Fund created a series of four weekly logarithmic charts each depicting a technical head and shoulders pattern.

The first in the series is a line chart of the Tokyo Nikkei containing a technical head and shoulders pattern. The x-axis shows years from 1983 to 1993 and the y-axis ranges from 10,000 to 40,000. Included on this chart is a trend line connecting two intervening troughs, or neckline, (21,563.90 on 12/31/87 and 20,221.70 on 10/5/90), and the accelerated decline after the index traded below that line.

The second in the series of charts is the Nasdaq Composite containing a technical head and shoulders pattern. The x-axis shows years 1994 to September 2002. The y-axis ranges from 700 to 5000. A trend line is drawn connecting two intervening troughs (1,357.09 on 10/9/98 and 1387.06 on 9/21/01)

The third in the series of charts is the Eurostoxx containing a technical head and shoulders pattern. The x-axis shows years from 1994 to September 2002. The y-axis shows a 300 point range from 100 to 400. A trend line is drawn connecting two intervening troughs (205.80 on 6/22/97 and 224.92 on 9/23/01).

The final chart in the series is the S&P 500 containing a technical head and shoulders pattern. The x-axis is from 1994 through September 2002. The trend line is drawn connecting two intervening troughs (923.32 on 10/9/98 and 944.75 on 9/21/01)

A question mark is placed on each of the 3 current head and shoulders pattern to pose the question: Does the head and shoulders pattern in the Tokyo Nikkei in 1989 indicate that once prices fall below the neckline an accelerated downtrend has been signaled.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The Gabelli Mathers Fund created a series of four weekly logarithmic charts each depicting a technical head and shoulders pattern.

The first in the series is a line chart of the Tokyo Nikkei containing a technical head and shoulders pattern. The x-axis shows years from 1983 to 1993 and the y-axis ranges from 10,000 to 40,000. Included on this chart is a trend line connecting two intervening troughs, or neckline, (21,563.90 on 12/31/87 and 20,221.70 on 10/5/90), and the accelerated decline after the index traded below that line.

The second in the series of charts is the Nasdaq Composite containing a technical head and shoulders pattern. The x-axis shows years 1994 to September 2002. The y-axis ranges from 700 to 5000. A trend line is drawn connecting two intervening troughs (1,357.09 on 10/9/98 and 1387.06 on 9/21/01)

The third in the series of charts is the Eurostoxx containing a technical head and shoulders pattern. The x-axis shows years from 1994 to September 2002. The y-axis shows a 300 point range from 100 to 400. A trend line is drawn connecting two intervening troughs (205.80 on 6/22/97 and 224.92 on 9/23/01).

The final chart in the series is the S&P 500 containing a technical head and shoulders pattern. The x-axis is from 1994 through September 2002. The trend line is drawn connecting two intervening troughs (923.32 on 10/9/98 and 944.75 on 9/21/01)

A question mark is placed on each of the 3 current head and shoulders pattern to pose the question: Does the head and shoulders pattern in the Tokyo Nikkei in 1989 indicate that once prices fall below the neckline an accelerated downtrend has been signaled.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

INVESTMENT PERFORMANCE

The Gabelli Mathers Fund total returns for the three and nine-month periods ending September 30, 2002 were (2.08)% and (11.59)% versus (17.28)% and (28.16)%
for the S&P 500 and (19.87)% and (39.91)% for the Nasdaq Composite (excluding dividends) respectively.

While keeping the portfolio within prescribed risk levels, the Fund has been unsuccessful, year to date, in its efforts to capitalize on increasingly treacherous financial market volatility. The portfolio remained conservatively invested during the quarter, with high cash and minimal long and short positions, awaiting lower risk entry points to initiate new capital commitments.

The S&P 500's total return decline from its March 24, 2000 all-time closing high to its October 9, 2002 closing low was (45.6)% versus (4.35)% for the Gabelli Mathers Fund. The bear market table below shows the percent decline (excluding dividends) for various stock market indices from all-time record closing highs to their October 9, 2002 closes.

S&P SMALL CAP 600               (33.8)%      S&P 500 INDEX               (49.1)%      NIKKEI 225                       (78.1)%
DOW JONES IND.                  (37.8)       WILSHIRE 5000               (50.2)       NASDAQ COMPOSITE                 (77.9)
RUSSELL 2000                    (46.0)       VALUELINE COMP. (GEO)       (56.8)       NASDAQ 100                       (82.8)
FINANCIAL TIMES 100             (46.0)       DOW JONES UTILITY           (59.7)       SOXX SEMI. INDEX                 (82.8)
DOW JONES TRANS.                (46.8)       BIOTECH INDEX               (61.6)       INTERNET INDEX                   (91.3)

The Fund celebrated its 37th anniversary on August 19th and, from inception through October 9, 2002, has earned a total return of 3,790.3% versus 3,065.4% for the S&P 500 Index. Additionally, the Fund's total return from the December 23, 1974 major bear market bottom to the October 9, 2002 closing low was 2,251.81% versus 1,865.37% for the S&P 500.

REALITY CHECK - S&P 500 Earnings

In response to misleading corporate accounting practices which overstate earnings, Standard & Poor's has introduced the concept of "core earnings." This conservative approach to computing earnings per share provides investors with an accurate, consistent, and transparent method to compare the profitability and market valuations of various companies over time. Analysts now have three choices: operating, reported, and S&P core earnings. The primary difference between S&P core and other earnings measures is the expensing of options and pension fund related charges.

Estimated S&P 500 earnings for the twelve months ended September 30, 2002 for each method vary widely: operating $42.35, reported $30.65 and S&P core $21.19. With the S&P 500 Index at 895, this generates P/E ratios of 21.1, 29.2, and 42.2 respectively, all of which are historically overpriced. Even relative to low ten-year U.S. Treasury yields, reported and core P/Es are high risk.

CAR TROUBLE

Third quarter U.S. GDP grew at a less-than-expected 3.1% annual rate with almost the entire increase coming from consumer spending, and half of that from auto sales. Light vehicle sales are about 3% of U.S. GDP and 20% of retail sales, so the October sales plunge of 27% to an annual rate of 15.4 million units is significant. In the U.S., about 2 million people are directly involved in the

[GRAPH OMITTED]
EDGAR DESCRIPTION OF CHART
       TOTAL CREDIT MARKET DEBIT (ALL SECTORS) AS % OF U.S. ECONOMY (GDP)

The chart contained here is a line graph displaying the amount of total credit market debt as a percentage of GDP for an 88-year period ending September 2002. The x-axis displays years from 1914 to 2002 and the y-axis is the ratio of debt level to GDP from 100% to 290%. The chart shows two debt bubbles. The first begins in 1917 at approximately 100%, peaks in 1930 at 260% and ends in 1937 at a level of approximately 118%. The current debt bubble began in 1980 at approximately 130% and reached 293% in September 2002.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

manufacture and selling of cars. So far, it has been less costly for car makers to offer price and financing concessions than to close plants and lay off workers. With zero percent financing no longer motivating buyers, a further drop in sales will have a relatively large negative impact on GDP.

INFLECTION POINT

The U.S. has borrowed its way to prosperity and has now reached the point where lower interest rates can no longer provide enough credit creation to generate a level of economic growth sufficient to prevent the unemployment rate from rising. Excessive debt relative to GDP is feeding secular deflationary pressures which pose the greatest economic threat to U.S. capitalism and democracy since the 1929 to 1932 depression. With the nominal Federal funds interest rate now at 1-1/4%, even mild deflation will turn the real Federal funds rate (nominal minus inflation) positive, increasing the risks of a classic liquidity trap and destructive deflationary spiral.

                                                Sincerely,

                                            /S/ HENRY G. VAN DER EB

                                                HENRY G. VAN DER EB, CFA
November 8, 2002                                President and Portfolio Manager

TAX LOSS CARRYFORWARD OFFSETS CAPITAL GAINS

The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2002, as was the case in 2001. Capital gains realized on investments in 2003 and future years are expected to be offset until the carryforward is either used up or expires. Consequently, there will be no taxable capital gains distributions until such time.

WWW.GABELLI.COM

Please visit us on the Internet. The Gabelli home page at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

The Fund's minimum initial investment is $1000 for regular and $250 for all retirement accounts, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through no-transaction fee programs at many major discount brokerage firms.

[GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS:
              GROWTH OF $10,000 INVESTMENT IN GABELLI MATHERS FUND
                               LOGARITHMIC CHART
   '65             10,000             10,000
                   10,547              8,798
                   21,487             11,490
                   28,067             12,590
                   27,181             11,781
   '70             23,333             11,060
                   32,426             13,341
                   37,934             15,442
                   32,553             15,605
                   16,884              9,533
   '75             25,154             13,168
                   34,585             17,179
                   39,566             16,453
                   53,857             18,422
                   68,666             20,717
   '80             95,009             25,093
                   89,853             24,408
                   96,130             26,840
                  130,078             38,718
                  121,787             40,568
   '85            136,466             46,414
                  173,688             61,152
                  236,651             87,738
                  257,473             76,875
                  278,476            102,198
   '90            309,811             92,763
                  342,326            121,548
                  352,451            135,039
                  354,575            152,548
                  356,813            158,161
   '95            375,983            205,142
                  371,737            246,860
                  377,079            346,688
                  373,076            378,030
                  371,851            483,725
   '00            392,594            547,942
                  409,882            402,008
                  369,517            319,557

PERCENT AVERAGE ANNUAL RETURNS *
                              1 YR    2 YRS     3 YRS   5 YRS   10 YRS  25 YRS  37 YRS**
                              ----    -----     -----   -----   ------  ------  ------
GABELLI MATHERS FUND          (9.85)   (2.98)   (0.21)  (0.40)   0.47     9.35   10.37
Standard & Poor's 500        (20.48)  (23.63)  (12.89)  (1.62)   9.00    12.60    9.89

     * All periods ended 9-30-02. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. ** From commencement of investment operations on August 19, 1965.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions. The Standard & Poor's 500, the Dow Jones Industrial Average and the Nasdaq Composite and other indices shown on page 2 are unmanaged indicators of stock market performance.

The Gabelli Mathers Fund
Portfolio of Investments -- September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                                                                MARKET
   SHARES                                                        VALUE
   ------                                                       ------
             COMMON STOCKS -- 1.3%

             DISTRIBUTION COMPANIES -- 0.0%
      1,000  CheckFree Corp.+ .............................. $     11,380
                                                             ------------

             ENERGY AND UTILITIES -- 1.2%
      1,000  Alliant Energy Corp. ..........................       19,250
     61,900  CMS Energy Corp. ..............................      498,914
      5,000  DQE Inc. ......................................       75,000
     60,000  Sierra Pacific Resources ......................      366,000
                                                             ------------
                                                                  959,164
                                                             ------------

             EQUIPMENT AND SUPPLIES -- 0.1%
     10,000  Flowserve Corp.+ ..............................      100,000
                                                             ------------
             TOTAL COMMON STOCKS ...........................    1,070,544
                                                             ------------

----------------
(a) Collateralized by U.S. Treasury Bond, 10.375%, due 11/15/09, market value $10,230,098.
(b) Collateralized by U.S. Treasury Bond, 7.000%, due 7/15/06, market value $1,471,875.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.


  PRINCIPAL                                                     MARKET
   AMOUNT                                                        VALUE
   ------                                                       ------

             U.S. GOVERNMENT OBLIGATIONS -- 85.2%
$70,000,000  U.S. Treasury Bills, 1.706%++, 10/10/02 ....... $ 69,970,600
                                                             ------------

             REPURCHASE AGREEMENTS -- 13.9%
 10,000,000  Warburg Dillon Reed, 1.880%, dated 09/30/02,
               due 10/01/02, proceeds at maturity,
               $10,000,522 (a) .............................   10,000,000

  1,441,234  State Street Bank and Trust Co., 1.800%,
               dated 09/30/02, due 10/01/02,
               proceeds at maturity, $1,441,306 (b) ........    1,441,234
                                                             ------------

            TOTAL REPURCHASE AGREEMENTS ....................   11,441,234
                                                             ------------

            TOTAL INVESTMENTS -- 100.4%
              (Cost $82,481,483) ...........................   82,482,378


            OTHER ASSETS AND LIABILITIES (NET) -- (0.4)% ...     (342,574)
                                                             ------------

            NET ASSETS -- 100.0% ........................... $ 82,139,804
                                                             ============

            SECURITIES SOLD SHORT
    SHARES  COMMON STOCKS                                    MARKET VALUE
    ------   ------------                                    ------------
     10,000  Tiffany & Co. ................................. $    214,300
                                                             ============

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                fax: 914-921-5118
                            website: www.gabelli.com
                            e-mail: info@gabelli.com
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                             Karl Otto Pohl
CHAIRMAN AND CHIEF                                FORMER PRESIDENT
INVESTMENT OFFICER                                DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Anthony R. Pustorino
CHIEF EXECUTIVE OFFICER                           CERTIFIED PUBLIC ACCOUNTANT
CERUTTI CONSULTANTS, INC.                         PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL CENTER

Vincent D. Enright                                Jack O. Vance
FORMER SENIOR VICE PRESIDENT                      MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                       MANAGEMENT RESEARCH INC.
KEYSPAN ENERGY CORP.

Jon P. Hedrich                                    Henry G. Van der Eb, CFA
FORMER PRESIDENT AND PARTNER                      PRESIDENT AND CHIEF
STEINER DIAMOND INSTITUTIONAL                     EXECUTIVE OFFICER
SERVICES                                          THE GABELLI MATHERS FUND

Robert E. Kohnen                                  Anthonie C. van Ekris
FORMER VICE PRESIDENT AND                         MANAGING DIRECTOR
INVESTMENT MANAGER                                BALMAC INTERNATIONAL, INC.
PROTECTION MUTUAL INSURANCE

                         OFFICERS AND PORTFOLIO MANAGER
Henry G. Van der Eb, CFA                          Anne E. Morrissy, CFA
PRESIDENT AND                                     EXECUTIVE VICE PRESIDENT
PORTFOLIO MANAGER

Bruce N. Alpert                                   James E. McKee
EXECUTIVE VICE PRESIDENT                          SECRETARY
AND TREASURER

Heidi M. Stubner                                  Edith L. Cook
VICE PRESIDENT                                    VICE PRESIDENT


                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB1726Q302SR


[PICTURE OF MARIO GABELLI OMITTED]
MARIO GABELLI

THE
GABELLI
MATHERS
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002